Details of Significant Accounts - Pensions, schedule of net defined benefit liability amounts recognized in the balance sheet (Details) - Perfect Mobile Corp. (Taiwan) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Amounts recognized in the balance sheet
Present value of defined benefit obligations	$ (92)	$ (84)
Fair value of plan assets	13	11
Net defined benefit liability	$ (79)	$ (73)